UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 12, 2005


                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                 000-22223                 311499862
           --------                 ---------                 ---------
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)           Identification No.)



                       101 East Court, Sidney, Ohio 46750
                       ----------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 11, 2005, the Board of Directors of Peoples-Sidney Financial Corporation, approved the resolution to amend Article II, Section 10 of the By-laws of the Corporation. This section of the By-laws previously stated:

      No person 75 years of age shall be eligible for election, reelection, appointment, or reappointment to the Board of Directors. No director shall serve as such beyond the annual meeting of the Corporation immediately following the director becoming 75.

The section now states:

      No person 76 years of age shall be eligible for election, reelection, appointment, or reappointment to the Board of Directors. No director shall serve as such beyond the annual meeting of the Corporation immediately following the director becoming 76, except that a director serving on August 11, 2005 may complete the term as director.


Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following Exhibit is being furnished herewith:

Exhibit 99.1 Resolution of the Board of Directors of Peoples-Sidney Financial
             Corporation, concerning Amendment of the By-laws.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      PEOPLES-SIDNEY FINANCIAL CORPORATION


                                       By: /s/ Douglas Stewart
                                           -------------------------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer

      Dated:  August 12, 2005



Exhibit Index
-------------

Exhibit Number       Description of Exhibit
--------------------------------------------------------------------------------
99.1                 Resolution of the Board of Directors of Peoples-Sidney
                     Financial Corporation, concerning Amendment of the By-laws.

                                  Exhibit 99.1